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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                                   -------------

                                      FORM 8-K

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                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (date of earliest event reported) June 8, 1999


                                    --------------


                             ARCHIBALD CANDY CORPORATION
                (Exact name of registrant as specified in its charter)




           ILLINOIS                 333-33751                36-0743280
 (State or other jurisdiction      (Commission           (I.R.S. Employer
        of incorporation)           File No.)           Identification No.)

                             1137 WEST JACKSON BOULEVARD,
                               CHICAGO, ILLINOIS 60607
                            (Address, including Zip Code,
                           of Principal Executive Offices)

          REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (312) 243-2700


                                 --------------------


                                       No Change
            -------------------------------------------------------------
            (Former name or former address, if changed since last report)


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                        ARCHIBALD CANDY CORPORATION


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On June 8, 1999, Archibald Candy (Canada) Corporation, a corporation incorporated under the federal laws of Canada and a wholly-owned subsidiary of Archibald Candy Corporation (the "Company"), acquired substantially all of the assets of the Laura Secord retail business of Nestle Canada Inc. (the "Acquisition") for total consideration of $62.0 million (Cdn.), or approximately $42.2 million (U.S.). The Acquisition was effected pursuant to an Asset Purchase Agreement dated as of May 26, 1999 between Nestle Canada Inc. and the Company. The Company funded the Acquisition through the issuance of $40 million of senior secured debt and existing cash. Laura
Secord is a retailer of boxed chocolates, ice cream and other confectionery items with 178 retail stores and distribution through more than 1,300 third-party retail outlets in Canada.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     A.   Financial Statements of Businesses Acquired.

          The financial information required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that the initial report on this Form 8-K must be filed.

     B.   Pro Forma Financial Information.

          The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that the initial report on this Form 8-K must be filed.

     C.   Exhibits.  The following exhibits are filed as part of this report:

     Exhibit No.    Description
     -----------    -----------
     2.1            Asset Purchase Agreement dated as of May 26, 1999 between
                    Nestle Canada Inc. and the Company

     4.1            Second Supplemental Indenture dated as of June 8, 1999 among the Company, Sweet Factory Group, Inc., Sweet Factory, Inc., SF
                    Properties, Inc., SF Candy Company, Archibald Candy (Canada)
                    Corporation and The Bank of New York, as Trustee

     10.1           Co-Pack Agreement dated as of June 8, 1999 between Nestle
                    Canada Inc. and the Company

     10.2           Supply Agreement dated as of June 8, 1999 between Nestle
                    Canada Inc. and the Company

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ARCHIBALD CANDY CORPORATION
                                                 (Registrant)



Dated:  June 23, 1999             By:    /s/ Donna M. Snopek
                                      ------------------------------------------
                                      Name:   Donna M. Snopek
                                      Title:  Vice President-Finance/Accounting





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                                 EXHIBIT INDEX

Exhibit                       Description
-------                       -----------
2.1            Asset Purchase Agreement dated as of May 26, 1999 between Nestle
               Canada Inc. and the Company.

4.1            Second Supplemental Indenture dated as of June 8, 1999 among the
               Company, Sweet Factory Group, Inc., Sweet Factory, Inc., SF Properties, Inc.,
               SF Candy Company, Archibald Candy (Canada) Corporation and The
               Bank of New York, as Trustee.

10.1           Co-Pack Agreement dated as of June 8, 1999 between Nestle Canada
               Inc. and the Company.

10.2           Supply Agreement dated as of June 8, 1999 between Nestle Canada
               Inc. and the Company.






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